BUSINESS COMBINATIONS	12 Months Ended
Dec. 31, 2020
BUSINESS COMBINATIONS
BUSINESS COMBINATIONS

3.    BUSINESS COMBINATIONS

	Year ended	Year ended
	December 31, 2020	December 31, 2019
Net assets acquired
Net working capital	$(63.5)	$17.7
Right-of-use assets	23.4	47.2
Other long-term assets	0.5	—
Property and equipment	1,483.4	258.1
Landfill	897.7	—
Intangible assets
Trade name, certificates of approval and other licenses	31.0	117.3
Customer lists and municipal contracts	449.2	131.8
Non-compete agreements	216.1	40.3
Goodwill	1,470.6	257.4
Assumption of lease obligations	(23.4)	(0.4)
Other long-term liabilities	(28.3)	(47.2)
Assumption of landfill closure and post-closure expenditures	(262.6)	(4.0)
Deferred tax liabilities	(123.4)	(80.7)
	$4,070.7	$737.5

Consideration
Accrued contingent consideration	$23.1	$16.2
Share consideration issued	78.4	—
Cash	3,969.2	721.3
	$4,070.7	$737.5

For the year ended December 31, 2020, the acquisitions in the table above include the aggregate net assets acquired and consideration given for all acquisitions made during the period, which GFL considers to be individually immaterial. GFL acquired fifteen solid waste management businesses and seven liquid waste management businesses during the year ended December 31, 2020. The preliminary fair values of the aggregate identifiable assets acquired and liabilities assumed, and any goodwill recognized, as well as the purchase consideration transferred are presented above.

Contingent consideration, if any, is contingent on the acquired business meeting certain earnings and performance targets by specified dates. In addition to the cash consideration noted above, during the year ended December 31, 2020, GFL paid $31.1 million in additional consideration related to acquisitions from prior years.

As of December 31, 2020, GFL has not completed the purchase price allocation relating to 2020 acquisitions. Information to confirm the fair value of certain assets and liabilities of certain acquisitions remains outstanding. GFL expects to finalize these amounts no later than one year from the acquisition date. There may be differences between these provisional estimates and the final acquisition accounting.

Approximately $346.3 million of the goodwill acquired is expected to be deductible for tax purposes.

Since the transaction dates, revenue and net income before tax of $634.4 million and $33.9 million, respectively, attributable to the 2020 acquisitions are included in the Consolidated Statements of Operations and Comprehensive Loss. The net income before tax does not include $231.7 million of amortization related to the difference between the asset retirement obligation (“ARO”) calculated using the credit-adjusted, risk-free discount rate required for measurement of the ARO through purchase accounting, compared to the risk-free discount rate required for annual valuations.

For the year ended December 31, 2019, the acquisitions in the table above include the aggregate net assets acquired and consideration given for all acquisitions made during the period, which GFL considers to be individually immaterial. GFL acquired nineteen solid waste management businesses, thirteen liquid waste management businesses and one infrastructure business during the year ended December 31, 2019.

In addition to the cash consideration noted above, during the year ended December 31, 2019, GFL paid $8.6 million in additional consideration related to acquisitions completed during 2018.

Approximately $4.2 million of goodwill related to the 2019 acquisitions is expected to be deductible for income tax purposes.

Additional disclosures

All acquisitions were accounted for as business combinations using the acquisition method with the results of operations consolidated with those of GFL from the date of acquisition.

GFL’s growth strategy is to focus on generating organic growth from all of its operating segments. In addition to organic growth, GFL deploys an active acquisition strategy involving the integration of acquired businesses into each of its operating segments through integration of property and equipment, back office functions, improving route density and realignment of disposal alternatives to effect synergies and maximize profits. Goodwill arising from acquisitions is largely attributable to the assembled workforce of the acquisitions, the potential synergies with the acquiree, and intangible assets that do not qualify for separate recognition.

The Company records cash in escrow on the statement of financial position when it expects previously transferred consideration to be returned on account of specified conditions of the business combination not being met. As at December 31, 2020, the Company has recorded nil of cash in escrow (nil at December 31, 2019).

Contingent consideration is paid into an escrow account, where the release of funds is contingent on the acquired companies meeting certain earnings and performance targets by specified dates. The Company considers it probable that these targets will be met by these dates, and accordingly has accounted for these payments as consideration on the respective purchases.

Pro forma results of operations (unaudited)

If the 2020 acquisitions had occurred on January 1, 2020, the unaudited consolidated pro forma revenue and net loss before taxes for the year ended December 31, 2020 from GFL and the 2020 acquisitions would have been $5,116.6 million and $985.5 million, respectively. The pro forma results include depreciation expense of $231.7 million due to the difference between the ARO calculated using the credit-adjusted, risk-free discount rate required for measurement of the ARO through purchase accounting compared to the risk-free discount rate required for annual valuations. The pro forma results do not purport to be indicative of the results of operations which would have resulted had the acquisitions occurred at the beginning of the year, nor are they necessarily indicative of future operating results.